SUPPLEMENT DATED FEBRUARY 4, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

FLOATING RATE INCOME PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2015

This supplement revises the Floating Rate Income Portfolio Class I and P Shares summary prospectus dated May 1, 2015 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective on the date indicated below. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective February 29, 2016, in the Management subsection, the “Portfolio Manager and Primary Title with Management Firm” table will be deleted in its entirety and replaced with the following:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
J.P. Leasure, Senior Managing Director and Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since Inception